Exhibit 10.20

                        CONTINUING UNCONDITIONAL GUARANTY


                  WHEREAS, THE ANTIGUA GROUP, INC., a Nevada corporation ("Borrower") has entered into a Loan and Security Agreement dated January 23, 1997, ("First Loan Agreement") with LaSalle Business Credit, Inc ("LaSalle") and a Loan And Security Agreement dated May 7, 1997 with LaSalle ("Second Loan Agreement"), pursuant to which LaSalle has made or may, in its sole discretion, from time to time hereafter, make loans and advances to or extend other financial accommodations to Borrower; and

                  WHEREAS, the undersigned, Southhampton Enterprises, Inc., a Texas corporation ("Guarantor") desires to acquire all of the outstanding stock in the Borrower. The proceeds from the term loan being provided under the Second Loan Agreement shall be used in connection with such acquisition. In addition, pursuant to the terms of the First Loan Agreement, the terms of any acquisition of the stock in the Borrower needs to be approved by LaSalle. LaSalle has required that the Guarantor execute and deliver this Guaranty to LaSalle as a condition of LaSalle providing the term loan under the Second Loan Agreement and its approval of the Guarantor'S acquisition of the stock in the Borrower.

                  NOW, THEREFORE, for value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Borrower by LaSalle (including, without limitation, the Loans as defined in, and made or to be made by LaSalle to Borrower pursuant to, the Loan Agreement), the undersigned, and each of them, if there be more than one, hereby gives the following guaranty and indemnification to and for the benefit of LaSalle.

         1. Guaranty. The Guarantor unconditionally guaranties (i) the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to LaSalle or any parent, affiliate or subsidiary of LaSalle (the term "LaSalle" as used hereafter shall include such parents, affiliates and subsidiaries), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by LaSalle, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, including without limitation all obligations and liabilities of Borrower to LaSalle under the Loan Agreement and (ii) the prompt, full and faithful discharge by Borrower of each and every term, condition, agreement, representation and warranty now or hereafter made by Borrower to LaSalle (all such indebtedness, liabilities and obligations being hereinafter referred to as the "Borrower's Liabilities"). Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by LaSalle in endeavoring to collect all or any part of Borrower's Liabilities from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of Borrower's Liabilities. All amounts payable by Guarantor under this Guaranty shall be payable upon demand by LaSalle.

         2. No Fraudulent Conveyance. Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if the Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

         3. Obligations Unconditional. Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Borrower's Liabilities or any part thereof, or of any promissory note or other document evidencing all or any part of Borrower's Liabilities, (ii) the absence of any attempt to collect Borrower's Liabilities from Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by LaSalle with respect to any provision of any instrument evidencing Borrower's Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by Borrower and delivered to LaSalle, (iv) failure by LaSalle to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrower's Liabilities, (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against Borrower, or LaSalle's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of LaSalle's claim(s) for repayment of Borrower's Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         4. Waivers By Guarantor. Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower, protest or notice with respect to Borrower's Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein.

         5. Primary Obligation. Upon any default by Borrower as provided in any instrument or document evidencing all or any part of Borrower's Liabilities, including without limitation the Loan Agreement, LaSalle may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Borrower's Liabilities, without first proceeding against Borrower, or any other person, firm, or corporation, or against any security or collateral for Borrower's Liabilities.

         6. Certain Rights Of Lender. LaSalle is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrower's
Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrower and delivered to LaSalle; (ii) accept partial payments on Borrower's Liabilities; (iii) take and hold security or collateral for the payment of Borrower's Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Borrower's Liabilities or other liabilities of Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and
(v) settle, release, compromise, collect or otherwise liquidate Borrower's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder. LaSalle shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from Borrower or any other source, and such determination shall be binding on Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of Borrower's Liabilities as LaSalle shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

         7. Events Authorizing Acceleration. The occurrence of any of the following shall constitute an "Event of Default" and shall entitle LaSalle, without notice or demand, to accelerate and call due the Guarantor's obligations hereunder, even if LaSalle has not accelerated and called due the Borrower's Liabilities by Borrower: (a) the commencement by Borrower or Guarantor of a voluntary case or proceeding under any federal or state bankruptcy, insolvency or similar law, (b) the commencement of an involuntary case or proceeding against Borrower or Guarantor under any federal or state bankruptcy, insolvency, or similar law; (c) the appointment of a receiver, assignee, custodian, trustee or similar official under any federal or state insolvency or creditors' rights law for any property of Borrower or Guarantor; (d) the entry of a judgment or judgments in an aggregate amount in excess of Fifty Thousand Dollars ($50,000.00) against Guarantor or Borrower and the failure to satisfy such judgment within thirty (30) days either by payment or by the filing of a supersedeas bond; (e) a failure by Borrower to satisfy any of the existing or future obligations of Borrower to LaSalle; (f) a failure of Guarantor to perform any covenant or agreement contained in this Guaranty; (g) the liquidation or dissolution of Borrower or Guarantor; or (h) the occurrence of an "Event of Default," as that term is defined in the Security Agreement of even date herewith from the Guarantor to LaSalle, as the same may be hereafter amended; provided, however that any involuntary proceeding under paragraphs (b) or (c) immediately above shall not constitute an Event of Default unless such proceeding is not dismissed within sixty (60) days after the commencement of such proceeding.

         8. Expenses Of Collection. Should this Guaranty be referred to an attorney for collection, Guarantor shall pay all of the holder's reasonable costs, fees and expenses resulting from such referral, including reasonable attorneys' fees, which the holder may incur, even though judgment has not been confessed or suit has not been filed.

         9. Confession Of Judgment. Upon the occurrence of any Event of Default, Guarantor authorizes any attorney admitted to practice before any court of record in the United States, or the clerk of such court, to appear on behalf of Guarantor and to confess judgment in any such court against Guarantor in the full amount due on this Guaranty at such time plus an attorneys' fee equal to fifteen percent (15%) of the amount due. Guarantor waives any right to notice or a hearing prior to the entry of judgment and to the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon Guarantor any right or privilege of exemption, appeal, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power which Guarantor has given for any attorney admitted to practice before any court of record in the United States, or the clerk of such court, to appear for and confess judgment against Guarantor shall be a continuous authority which shall not be exhausted or extinguished by any one or more exercises or imperfect exercises thereof or by any one or more judgments entered pursuant thereto and may be exercised on one or more occasions and at such times and from time to time after default and in the same or different courts or jurisdictions as LaSalle may consider necessary or advisable. Notwithstanding LaSalle's right to obtain a judgment by confession which includes attorney's fees in an amount equal to fifteen percent (15%) of the amount due hereunder, LaSalle shall only collect attorney's fees in an amount equal to the actual legal fees and expenses incurred by LaSalle in connection with the collection of the sums due hereunder and the enforcement of LaSalle's rights under this Guaranty and the documents evidencing, securing and documenting the Borrower's Liabilities.

         10. Information Regarding Borrower. Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment of Borrower's Liabilities or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that LaSalle shall have no duty to advise Guarantor of information known to LaSalle regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If LaSalle, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, LaSalle shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.

         11. Additional Agreements of Guarantor. Guarantor consents and agrees that LaSalle shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of Borrower's Liabilities. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to LaSalle, or LaSalle receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, Borrower's Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of Borrower's Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         12. Subordination Of Indebtedness. Guarantor agrees that any and all claims of Guarantor against Borrower, any endorser or any other guarantor of all or any part of Borrower's Liabilities, or against any of Borrower's properties, whether arising by reason of any payment by Guarantor to LaSalle pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of Borrower's Liabilities.

         13. Assignment By LaSalle. LaSalle may, without notice to anyone, sell or assign Borrower's Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of Borrower's Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but LaSalle shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of LaSalle, as to any part of Borrower's Liabilities retained by LaSalle.

         14. Continuing Nature of Guaranty. This Guaranty shall continue in full force and effect, and LaSalle shall be entitled to make loans and advances and extend financial accommodations to Borrower on the faith hereof until such time as LaSalle has, in writing, notified Guarantor that all of Borrower's Liabilities have been paid in full and discharged and the Loan Agreement has been terminated or until LaSalle has actually received written notice from any Guarantor of the discontinuance of this Guaranty as to that Guarantor, or written notice of the death, incompetency or dissolution of any Guarantor. In case of any discontinuance by, or death, incompetency or dissolution of, any Guarantor (collectively, a "Termination Event"), this Guaranty and the obligations of such Guarantor and his or its heirs, legal representatives, successors or assigns, as the case may be, shall remain in full force and effect with respect to all of Borrower's Liabilities incurred prior to the receipt by LaSalle of written notice of the Terminating Event. The occurrence of a Terminating Event with respect to one Guarantor shall not affect or impair the obligations of any other Guarantor hereunder.

         15. Miscellaneous. This Guaranty shall be binding upon Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for Guarantor) of Guarantor and shall inure to the benefit of LaSalle and its successors and assigns. If there is more than one signatory hereto, all references to Guarantor herein shall include each and every Guarantor and each and every obligation of Guarantor hereunder shall be the joint and several obligation of each Guarantor. Each Guarantor that is a corporation or a partnership hereby represents and warrants that it has all necessary corporate or partnership authority, as the case may be, to execute and deliver this Guaranty and to perform its obligations hereunder. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         16. Remedies Cumulative. All of LaSalle's rights and remedies shall be cumulative and any failure of LaSalle to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

         17. Rights Of Subrogation, Etc. In the event Guarantor pays any sum to or for the benefit of LaSalle pursuant to this Guaranty, Guarantor shall have no right of contribution, indemnification, exoneration, reimbursement, subrogation or other right or remedy against or with respect to Borrower, any other guarantor, or any collateral, whether real, personal, or mixed, securing the obligations of Borrower to LaSalle or the obligations of any other guarantor, and Guarantor hereby waives and releases all and any such rights which it may now or hereafter have.

         18. Setoff. LaSalle shall have the right to setoff and apply against the Guarantor's obligations under this Guaranty any sums which Guarantor at any time has on deposit with LaSalle whether such deposits are general or special, time or demand, provisional or final, and Guarantor hereby pledges and grants to LaSalle a security interest in all such deposits.

         19. Renewals, Etc.. This Guaranty shall apply to all sums now or hereafter owed by Borrower to LaSalle and to all extensions, modifications, amendments, renewals, substitutions, and refinancings thereof.

         20. Proof Of Sums Due On Guaranty. In any action or proceeding brought by LaSalle to collect the sums owed on this Guaranty, a certificate signed by an officer of LaSalle setting forth the unpaid balances of principal, and any accrued interest, default interest, attorneys' fees, and late charges owed with respect hereto shall be presumed correct and shall be admissible in evidence for the purpose of establishing the truth of what it asserts.

         21. Choice of Law. THIS  GUARANTY  SHALL BE GOVERNED AND  CONTROLLED BY
THE  INTERNAL  LAWS  OF  THE  STATE  OF  MARYLAND  AS  TO  THE   INTERPRETATION,
ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS.

         22.  Jurisdiction.   Guarantor  irrevocably  agrees  that,  subject  to
LaSalle's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE STATE OF MARYLAND. GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID STATE. Guarantor hereby waives personal service of any and all process, and consents that all such service of process may be made by certified mail, return receipt requested, directed to Guarantor at 9211 Diplomacy Row, Dallas, Texas 75247, Attention: L. Steven Haynes; and service so made shall be completed five (5) days after the same has been deposited in the U.S. Mail as aforesaid. GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY LASALLE IN ACCORDANCE WITH THIS PARAGRAPH.

         23. Payments Under Guaranty. All payments required to be made by Guarantor hereunder shall be made in lawful money of the United States. The obligation of the Guarantor to make payments hereunder (or under any judgment obtained hereunder) in lawful money of the United States will not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than lawful money of the United States or any other realization in such currency, except to the extent to which such tender, recovery or realization results in the effective receipt by LaSalle of the full amount of lawful money of the United States to be payable hereunder and the Guarantor will indemnify LaSalle (as an alternative or additional cause of action) for the amount (if any) by which such effective receipt falls short of the full amount of lawful money of the United States to be payable hereunder and such obligation to indemnify will not be affected by judgment being obtained. All payments made by or for the account of the Guarantor under this Guaranty shall be made free and clear of, and without deduction or withholding for or on the account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding only those franchise taxes or taxes on LaSalle's income which are imposed on LaSalle by the jurisdiction under the laws of which LaSalle is incorporated or any political subdivision thereof, and taxes imposed on LaSalle'S income and franchise taxes imposed on LaSalle by any jurisdiction in which LaSalle maintains a lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, charges, fees, deductions and withholdings are referred to in this paragraph as "Taxes"). If any Taxes are required to be withheld from any amounts payable to LaSalle, the amounts so payable to LaSalle shall be increased to the extent necessary to yield to LaSalle (after payment of all Taxes) such amounts payable under this Guaranty in the amounts specified in this Guaranty. Whenever any Taxes are payable by the Guarantor, as promptly as possible thereafter the Guarantor shall send to LaSalle a certified copy of an original official receipt received by the Guarantor showing payment thereof. If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the LaSalle the required receipts or other required documentary evidence, the Guarantor shall indemnify LaSalle for any Taxes, interest or penalties that may become payable by LaSalle as a result of any such failure.

         24. Waiver Of Jury Trial. GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY.

         IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of this 7th day of May, 1997.

WITNESS/ATTEST:                         GUARANTOR:

                                        SOUTHHAMPTON ENTERPRISES, CORP.,
                                        A British Columbia Corporation

/s/ Joseph R.S. Tyssowski               By:  /s/ L. Steven Haynes (SEAL)
                                             L. Steven Haynes,
                                             Chief Executive Officer



                                 ACKNOWLEDGMENT


STATE OF ARIZONA, CITY/COUNTY OF Maricopa, TO WIT:

         I HEREBY CERTIFY that on this 7th day of May, 1997, before me, the undersigned Notary Public of the State aforesaid, personally appeared L. Steven Haynes, and acknowledged himself to be the Chief Executive Officer of SOUTHHAMPTON ENTERPRISES, CORP., a British Columbia corporation, and that he, as such Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of SOUTHHAMPTON ENTERPRISES, CORP., by himself as Chief Executive Officer.

         IN WITNESS MY Hand and Notarial Seal.



                                        /s/ Melissa M. Derkaz (SEAL)
                                                  NOTARY PUBLIC

My Commission Expires:

My Commission Expires July 31, 1997